SUBSEQUENT EVENTS	3 Months Ended
Mar. 31, 2020
Notes to Financial Statements
SUBSEQUENT EVENTS

a)	Issuance of Convertible Promissory Note

During the period April 1, 2020 to June 15, 2020, the Company issued a further convertible promissory note raising net proceeds of $63,528 (US$45,000).

The note is unsecured, bears interest at 10% per annum from the date of issuance and matures one year after the date of issuance. Any amount of interest or principal that is not paid on the maturity date bears interest at the lesser of 15% and the maximum permitted by law from the maturity date to the date of payment. Any amount of principal and/or interest that is unpaid may be converted, at the option of the holder, in whole or in part into common shares of the Company at a price equal to 61% of the lowest closing bid price for the Company’s stock as reported on the OTC during the twenty-five trading days prior to a Notice of Conversion. The Company may prepay the principal and all accrued interest at any time between the date of issuance and the maturity date, together with a prepayment premium of between 15% and 40% of the amount prepaid, determined by reference to the date of repayment.

b)	Conversion of Convertible Promissory Notes

During the period April 1, 2020 to June 15, 2020, portions of certain convertible promissory notes with a face value of US$160,818 were converted into 258,408,457 common shares of the Company.

c)	Issuance of Class B Common Shares

On April 14, 2020, the Company passed a resolution to increase the authorized number of Class “B” common shares from 1,100,000 to 2,100,000. On the same day, the Company issued 1,000,000 Class “B” common shares at $0.0001 per share for total proceeds of $100 to a shareholder who is also a Director and Officer of the Company.

d)	Issuance of Securter Systems Inc. Class A Common Shares

Between April 1, 2020 and June 15, 2020, 594,842 class A common shares of Securter Systems Inc. were issued to shareholders whereby 86,957 of these shares were issued to the Company. The Company held a voting interest of 79.2% and a participating economic interest of 2.53% after these issuances.

e)	2020 COVID-19 Pandemic

The outbreak of the COVID-19 virus and the worldwide pandemic has impacted the Company’s plans and activities. The Company may face disruption to operations, supply chain delays, travel and trade restrictions, and impacts on economic activity in affected countries or regions can be expected and are difficult to quantify. Regional disease outbreaks and pandemics represent a serious threat to hiring and maintaining a skilled workforce and could be a major health-care challenge for the Company. There can be no assurance that the Company’s personnel will not be impacted by these regional disease outbreaks and pandemics and ultimately that the Company would see its workforce productivity reduced or incur increased medical costs and insurance premiums as a result of these health risks.

In addition, the pandemic has created a dramatic slowdown in the global economy. The duration of the outbreak and the resulting travel restrictions, social distancing recommendations, government response actions, business disruptions and business closures may have an impact on the Company’s operations and access to capital. There can be no assurance that the Company will not be impacted by adverse consequences that may be brought about by the pandemic’s impact on global industrial and financial markets which may reduce prices in general, share prices and financial liquidity thereby severely limiting access to essential capital.